UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2007

NEW MEDIUM ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-51880	11-3502174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

195 The Vale, London, United Kingdom W3 7QS
(Address of Principal Executive Offices, including Zip Code)

011 44 20 8746 2018
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On 6th August 2007 New Medium Enterprises Inc (NME) entered into a Content Licence and Distribution Agreement with Monolith Sp. Z.O.O. of Poland for a term of three years primarily covering Poland, the largest Eastern European market, and when available Slovakia, Czech Republic, Russia, Hungary, Ukraine and Latvia.

This agreement would allow NME to exploit their master recording of motion pictures and for Monolith to distribute the catalogue titles including Apocalypto, Lord of War, Passion of Christ, Angel A, Babel, etc. The agreement also allows NME to manufacture, market, distribute and sell VMD bundle box discs through third party electronic distributors and retailers/e-tailers.

Item 5.02 Appointment of Directors

Further to the announcement made in April 2007, the company announces that Mr Sanjay Khar has been appointed as a Director of the Board of NME with effect from 13th August 2007. Mr Khar will be responsible for all Optics activities in NME and its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MEDIUM ENTERPRISES, INC.

Date: August 16, 2007	By:	/s/ Mahesh Jayanarayan
Mahesh Jayanarayan
Chief Executive Officer

From:   New Medium Entertainment Limited, (Company Number: 5939695)
             VMD House, 195 The Vale, London W3 7QS, United Kingdom (“NME” or “us”)

To:       The Licensor: Monolith Films Sp. z.o.o., Karska 8, PL-01-810 Warsaw, Poland
             NIP 118-12-42-249, REGON 012859724, KRS 0000079642, EU VAT ID PL1181242249 (”Monolith” or “you”)

Dated: 6th Aug, 2007 – 5th Aug, 2010

Dear Sirs,

Motion Picture Licence & Distribution
Licence to NME as Licensee & License to Monolith Sp. z.o.o. as Distributor

You have agreed to grant NME the Licence to exploit your master recording of the Motion Pictures and for Monolith to distribute the catalogue titles in Schedules 1 & 2 hereof upon the terms set out below.

1.  Definitions

“Master”: all or any part of the original digital High Definition fully edited fully mixed down master recording or recordings or digital equivalent containing sound recording(s) of the Composition(s).

“VMD”:  a carrier of sound only and/or audio visual recordings by means of the versatile multilayer disc.

“Sample Clearances”: clearances of any third party sound and/or audio visual recording and/or musical composition embodied on the Master as described in Schedules 1 or 2.

“Schedule”:  the Schedules attached to this Agreement which together with the expressions listed shall be treated as part of this Agreement.

“Term”: Three years from today’s date (6th Aug, 2007 to 5th Aug, 2010)

“Territory”: Poland, Slovakia (when available), Czech Republic (when available), Russia (when available), Hungary (when available), Ukraine (when available), Latvia (when available)

2.           Delivery & Grant of Rights

2.1           You shall deliver to us at our address given above (or such other address as we may inform you) on or within 14 working days of this Agreement:-

2.1.1                      the Master in high definition digital format and if applicable any derivatives and reproductions such as mixes edits and other versions of the Master as well as separate vocal parts and bonus material (until further notice to Studio Printel, 54-239 Wroclaw, ul. Wejherowska, 28);

2.1.2                      any available production components including without limitation any publicity material and all artwork—to our design department (this can be done through giving NME and its lab partners access to Monolith’s ftp page);

2.1.3                      the correct title of the Producer(s), the Directors and distributors, and any additional copyright information and all actors, performers, recording personnel and studio information known to you with regard thereto together with all label copy and credits;

2.1.4                      details of any third party owned material embodied on the Master and all necessary: clearances which shall be certified as original and fully signed.

2.2           Monolith hereby grant the Licence to NME throughout the Territory for the Term in accordance with this Agreement to manufacture, market, distribute and sell VMD discs through third party electronic distributors (and your existing software customers) and, all with your collaboration.

2.3           Costs: For the avoidance of doubt, Monolith shall be solely responsible for all costs in connection with the exploitation of the Master hereunder. This includes all encoding, authoring, replication, costs for HD VMD bundle box titles. The use by NME of the masters should be completed within 3-4 weeks of delivery from Monolith of the masters. If extra time is needed, NME and its partners will work on a best efforts basis to return materials to Monolith as soon as possible. Schedule 3 explains the breakdown of encoding & authoring costs. HD VMD replication cost is approximately EUR1.00 including the NL disc case. HD VMD disc and sleeve printing costs are the same as DVD; HD VMD Packaging is $0.20 per "NL" disc case; and artwork preparation is the same as DVD.

2.4           NME shall during the term of the agreement have the right at our discretion to decide whether and when to commence or discontinue or recommence the production and sale of VMDs and to fix and alter their prices.

2.5           The 3rd party title “FIREPLACE and AQUARIUM” will be included on a world wide basis as a catalogue and/or bundle box title in each region. This is valid for the Polish/Eastern European region.

2.6           The VMD bundle box distributors (electronic distributors) will order directly from Monolith. Monolith will order directly from the designated replicator (initially NME London. During this time replication will happen at VDL-ODMS in Holland. As an example, today, Monolith covers all costs for DVD. NME is helping Monolith pioneer the VMD format in Poland. NME is doing this by paying all risk costs involved in launching the new format PLUS a EUR4.00 royalty. Once VMD has been “accepted” by consumers, at the 5001st ordered bundle box, Monolith is to commence their VMD business like their existing DVD business.

3.           Royalty

3.1           In consideration for the grant of rights hereunder NME shall pay Monolith €4.00 (Four Euros only) per HD VMD disc replicated by us or on our behalf for the 4 Motion Picture bundle box titles in Schedule 1 hereof.  NME will place an initial order for 5000 HD VMDs per Motion Picture in Schedule 1.  For the avoidance of doubt, the total maximum royalty will be €80,000. For and after the 5001st bundle box, Monolith will continue to cover the cost of all replication for the 4 HD VMD bundle box titles. At the 5001st bundle box and beyond, Monolith will be selling directly to the Electronics/Software Distributor just as the Chinese OEM will be selling directly to the Electronics distributor. The margins are to remain the same or better for Monolith when Monolith no longer receives a royalty from NME at the 5001st bundle box order. For any bundle box orders above the first 5000 units, Monolith is to sell the bundle box titles to our electronics distributor Orava to “assemble” the bundle box. The details of Orava are: Orava Sp. Z.o.o, ul. Towarowa 6, 42-600 Tarnowskie Gory (NIP: 645-235-45-96).

3.2           Regarding catalogue titles, Monolith shall pay NME a format fee Royalty of €1.00 (One Euro only) for each of the HD VMDs embodying the Motion Pictures from Schedule 2. Monolith covers all encoding, authoring, replication, distribution, sales & marketing costs for HD VMD catalogue titles. At the Polish launch (expected for October 2007), Monolith agrees to have at least 5 catalogue titles available for mass distribution, to be sold next to or near the Monolith bundle box. Monolith will release at least 2 titles on HD VMD per month starting the month (November 2007) after the Polish launch month. The 5 titles in Schedule 2 shall form part of a maximum of 12 catalog titles, if sales become unsatisfactory.

4.           Accounting

4.1           We will pay you 30% of the maximum royalty before delivery of the VMDs into our warehouse by our nominated replicators (VDL-ODMS (Holland), Takt, GM or other). Another 30% will be paid to Monolith 30 days after delivery. The balance of 40% will be due 60 days from the date of the last batch of initial 5000 HD VMD bundle boxes into our warehouse.

4.2           Payments from Monolith to Studio Printel, NME or other 3rd party nominated partners shall be within 60 days of the completion of activities (authoring, replication).

4.3           In relation to the titles in Schedule 1, within sixty (60) days following the end of March, June, September and December in each year we, Orava or any other distributor shall send you a statement (report) showing details of sales during each preceding accounting period and at the same time we shall pay you the amount shown to be due and payable to you, provided that the Royalty due to you is more than one hundred (€100) euros. All unpaid amounts shall be accumulated and paid in the next accounting period when such sum is reached. Beyond the 5001st titles and for the catalogue titles, Monolith is to pay the EUR1.00 format fee royalty to NME 30 days after the end of each quarter and after receiving the above mentioned report and invoice. This format fee is subject to applicable withholding taxes, which NME can reclaim back after receipt of certificate from Monolith.

4.4           We shall keep proper records and books of accounts relating to manufacture and sales hereunder which you may inspect and audit at our premises given above subject to reasonable prior notice to us. If any underpayment is discovered we shall immediately pay you such underpayment. We shall keep those records for a maximum of 3 years.

4.5           Unless herein stated to the contrary, all royalties shall be paid to you in euros, subject to our actual receipt of funds in the Territory.

4.6           We will account to you subject to withholding a reasonable reserve against returns and credits and deductions required by governmental regulations (including without limitation withholding tax). Our reserves against returns and/or credits shall be reasonable and such reserves shall be liquidated within the next two (2) accounting periods from creation.

4.7           In the event that we are prevented, by Government regulations or by local exchange control regulations, from remitting royalties due hereunder to you in respect of any territory, then such royalties shall be paid into an account set up by you at your expense in such territory in your name and our obligation to pay you royalties in respect of such territory shall be thereby discharged.

4.8           We shall be entitled to withhold from payment to you withholding tax or any sums demanded from us or any of our licensees by government or other fiscal authority of the respective country or countries in which sales hereunder take place. We shall use our reasonable endeavours to enable you to recover such withheld tax.

4.9           All statements and all other accounts rendered by us to you are not subject to the audit provisions of Clause 4.3 unless specific objection is made in writing stating the basis thereon and given to us within twelve (12) months of the date received by you.

4.10           For the avoidance of doubt no Royalty shall be payable in respect of HD VMDs which are distributed by us free of charge in reasonable numbers for promotional purposes, for HD VMDs returned by reason of an exchange privilege as defective merchandise or because of errors in billing or shipping or credits of any nature or HD VMDs shipped in error, or for HD VMDs sold at a salvage or close-out price or as deletions or scrap. Any overpayment by us shall be fully recoupable from future payments due to you by way of the Royalty.

5.           Publicity & Credit

5.1           NME shall have the right and licence during the Term to use and publish the name of the Producer, Director and the performing artists featured on the Motion Picture together with such photographs of them approved by you for the purpose of packaging, labelling, cataloguing, website promotion and exploiting any products based on the Master. Any material delivered by you including artwork, logos and advertisements shall be treated as approved by you. All boxes or other advertisement including logo must be approved by both parties.

5.2           NME must be entitled to incorporate our name, logo and trademark on all labels and packaging of HD VMDs and any promotional material or advertisements and for the purposes hereof you grant us, by way of a limited, non-exclusive trademark user licence, the right to use and display such name logo and trademark after approval by both parties.

5.3           Where practicable NME shall include the title of the Motion Picture (and if requested by you the performing artist), the Director and the producer and credit you on all labels and packaging of the Records provided that any inadvertent failure to do so shall not constitute a breach of this Agreement.

5.4           Both parties shall keep the terms of this Agreement and any information concerning us/ our and you/your officers or employees confidential at all times.

5.5            Monolith will introduce to NME within 7 days of the request from NME, the existing software buyers at the retailers that sell Monolith product. This is to facilitate the new VMD business line with existing Monolith customers. NME acts as a facilitator between the content distributor and the software buyer, and requests that a Monolith representative be present at the initial relationship.

5.6           You will effect an introduction to Takt/GM for us, your current replicators and follow through with the ongoing Takt/GM-NME relationship.

6.           Your Warranties

You warrant as follows:-

6.1           You have the full power and unencumbered right to enter into this Agreement and grant the rights herein granted free from any restriction, that no third party has been granted any or all of the rights granted herein, and that no third party has been granted any or all of the rights granted herein to us that might jeopardise the correct and complete fulfilment of this Agreement.

6.2           You have obtained all performers consents and all consents required in respect of rental and lending rights (with the exception of rights being controlled by collection societies) and waivers of moral rights; and you have entered into valid contracts with the all contributors to the creation of the Master including any person whose performance is featured in the Master to obtain such consents and waivers and you further warrant and represent that you will account to every performing artist and/or any other contributor to the Master for any payment due to them, arising out of the use of exploitation of the Master, which shall be entirely payable by you.

6.3           The Master shall be of the highest high definition quality available and technically suitable (HD D5 or HD CAM or HD CAM SR) for the manufacture of HD VMDs. It must be checked that they are not upconversions before they are sent out to Studio Printel or any other NME-nominated Authoring House.

7.           Indemnity

You agree to indemnify us and agree to hold us and our respective licensees and affiliates indemnified from and against any and all costs, claims, damages and expenses (including reasonable legal costs) arising from any claim inconsistent with or in breach of any of your indemnity obligations, warranties or representations set out in this Agreement provided that the same is subject to a judgement of a court of competent jurisdiction or a settlement approved in writing by the indemnifying party (such approval not to be unreasonably withheld or delayed).

8.           Legal Proceedings

8.1           If a claim is presented against us in respect of the Master, which prejudices the grant of rights to us in any way, and we serve written notice of such claim, then until such claim has been adjudicated or settled (subject to our reasonable approval) we shall hold any monies which in our view are commensurate with the amount of the justified claim, due to you in escrow pending the outcome of such claims. We shall not hold any monies for longer than twelve (12) months unless legal proceedings are commenced in a court of competent jurisdiction. Such monies shall be held by us in an interest bearing special account until the claim has been settled and then the proceeds and interests shall be disbursed according to the terms herein in respect of royalties and payments.

8.2           If required by us you shall use your best endeavours to protect and enforce in the Territory any and all rights in and to the Master including the copyright therein. We shall have the option to join you in any legal proceedings as either plaintiff or defendant to protect or defend our interest in the Master. Any sums recovered by way of such legal proceedings and paid to us shall be split according to the terms of this Agreement after we have deducted the full amount of our legal costs.

9.           Sell Off Period

9.1           The sell-off period could commence at 3 months before the end of the Term. At this time, we shall have the non-exclusive right to sell, or have sold by a third party, HD VMDs from unsold stock (but not to manufacture) for a further period of twelve (12) months (“the Sell-Off period”).

9.2           During the Sell-Off period we shall remain bound by any and all obligations hereunder in respect of sales procedures, royalty and statement rendition.

10.           Assignment

We shall have the right to assign the benefit of this Agreement in whole or in part to any third party. In the case of Monolith’s benefit, only upon Monolith’s written approval.

11.           Termination

Both parties shall be entitled to terminate this Agreement immediately if any party becomes subject to the laws of insolvency or liquidation and/or commit a breach of any of obligations hereunder which parties fail to remedy within thirty (30) days notice of the request for any party to do so.

12.           Notices

Any notice in writing sent in relation to this Agreement shall be considered to be properly served if addressed to the parties at the above address or to any subsequent address duly notified by any of the parties hereto and sent by pre-paid post or facsimile transmission. The date of service shall be deemed to be the day of delivery in the normal course of posting if posted or the day of sending if transmitted by facsimile.

13.           Miscellaneous

13.1           All sums mentioned herein are exclusive of any Value Added Tax and similar sales tax that may be payable thereon.

13.2           No waiver by either party of any breach by the other of any of the terms or conditions hereof shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other terms or conditions.

13.3           Nothing in this Agreement shall be deemed to constitute a joint venture between the parties hereto nor shall either party hold itself out as being the agent of the other.

13.4           Neither party shall be liable to the other for any breach of the terms and conditions herein occasioned by any act of God, war, revolution, riot, civil disturbance, strike, lock out, flood, fire, or other cause not reasonably within the control of such party or its servants or agents.

13.5           The marginal headings hereto are for purposes of reference only and do not form part of and in no way govern or qualify the terms and conditions hereof.

13.6           The terms and conditions hereof shall not be capable of variation except by instrument in writing signed by an officer of each party hereto and shall constitute the entire agreement between the parties to the exclusion of any prior representations, conditions, warranties or undertakings whatsoever.

13.7           The provisions of the Contracts (Rights of Third Parties) Act 1999 shall not apply to this Agreement and no third party shall have any rights whatsoever to enforce the terms of this Agreement.

13.8           This Agreement shall be governed by and construed in accordance with the laws of Poland. This agreement is to be settled through arbitration under the Polish equivalent of the rules of the Chartered Institute of Arbitrators.

Would you please indicate your agreement to these terms by signing and returning the duplicate letter attached.

Yours sincerely,

Alexander Bolker-Hagerty
Executive VP, Business Development
For and On Behalf of
New Medium Enterprises Limited

Agreed and Accepted,

Mariusz Lukomski
Chief Executive Officer
For and On Behalf of
Monolith Films

SCHEDULE 1A – Bundle Box Titles

Title(s):	APOCALYPTO performed by Rudy Youngblood

Producer:	ICON PRODUCTIONS

Director:	Mel Gibson

Licence:	Non-exclusive

Licensor:	Monolith

Release Date:	A date not later than three (3) months following delivery of the applicable Master. Proposed Polish launch date October 2007.

Royalty:	Flat Fee €4.00 to Monolith per VMD sold up to 5000 units

Term:	A period of three (3) years commencing from today

Territory:	Poland

SCHEDULE 1B – Bundle Box Titles

Title(s):	LORD OF WAR performed by Nicolas Cage

Producer:	ENTERTAINMENT MANUFACTURING COMPANY

Director:	Andrew Niccol

Licence:	Non-exclusive

Licensor:	Monolith

Release Date:	A date not later than three (3) months following delivery of the applicable Master. Proposed Polish launch date October 2007.

Royalty:	Flat Fee €4.00 to Monolith per VMD sold up to 5000 units

Term:	A period of three (3) years commencing from today

Territory:	Poland

SCHEDULE 1C – Bundle Box Titles

Title(s):	PASSION OF THE CHRIST performed by James Caviezel

Producer:	ICON PRODUCTIONS

Director:	Mel Gibson

Licence:	Non-exclusive

Licensor:	Monolith

Release Date:	A date not later than three (3) months following delivery of the applicable Master. Proposed Polish launch date October 2007.

Royalty:	Flat Fee €4.00 to Monolith per VMD sold up to 5000 units

Term:	A period of three (3) years commencing from today

Territory:	Poland

SCHEDULE 1D – Bundle Box Titles

Title(s):	ANGEL A performed by Jamel Debbouze

Producer:	EUROPA CORPORATION

Director:	Luc Besson

Licence:	Non-exclusive

Licensor:	Monolith

Release Date:	A date not later than three (3) months following delivery of the applicable Master. Proposed Polish launch date October 2007.

Royalty:	Flat Fee €4.00 to Monolith per VMD sold up to 5000 units

Term:	A period of three (3) years commencing from today

Territory:	Poland

SCHEDULE 2A - Catalogue Titles

Title(s):	BABEL performed by Brad Pitt

Producer:	ANONYMOUS CONTENT

Director:	Alejandro Gonzalez Inarritu

Licence:	Non-exclusive

Licensor:	Monolith

Release Date:	A date not later than three (3) months following delivery of the applicable Master. Proposed Polish launch date October 2007.

Royalty:	Flat Fee €4.00 to Monolith per VMD sold up to 5000 units

Term:	A period of three (3) years commencing from today

Territory:	Poland

SCHEDULE 2B - Catalogue Titles

Title(s):	16 BLOCKS performed by Bruce Willis

Producer:	ALCON ENTERTAINMENT

Director:	Richard Donner

Licence:	Non-exclusive

Licensor:	Monolith

Release Date:	A date not later than three (3) months following delivery of the applicable Master. Proposed Polish launch date October 2007. To be made available next to/near bundle box retail.

Royalty:	Flat Fee €1.00 to NME per VMD sold

Term:	A period of three (3) years commencing from today

Territory:	Poland

SCHEDULE 2C - Catalogue Titles

Title(s):	STEP UP performed by Channing Tatum

Producer:	SUMMIT ENTERTAINMENT

Director:	Anne Fletcher

Licence:	Non-exclusive

Licensor:	Monolith

Release Date:	A date not later than three (3) months following delivery of the applicable Master. Proposed Polish launch date October 2007. To be made available next to/near bundle box retail.

Royalty:	Flat Fee €1.00 to NME per VMD sold

Term:	A period of three (3) years commencing from today

Territory:	Poland

SCHEDULE 2D - Catalogue Titles

Title(s):	OLIVER TWIST performed by Barney Clark

Producer:	RUNTEAM II LTD.

Director:	Roman Polański

Licence:	Non-exclusive

Licensor:	Monolith

Release Date:	A date not later than three (3) months following delivery of the applicable Master. Proposed Polish launch date October 2007. To be made available next to/near bundle box retail.

Royalty:	Flat Fee €1.00 to NME per VMD sold

Term:	A period of three (3) years commencing from today

Territory:	Poland

SCHEDULE 2E - Catalogue Titles

Title(s):	HOODWINKED performed by Anne Hathaway (voice)

Producer:	BLUE YONDER FILMS

Director:	Cory Edwards

Licence:	Non-exclusive

Licensor:	Monolith

Release Date:	A date not later than three (3) months following delivery of the applicable Master. Proposed Polish launch date October 2007. To be made available next to/near bundle box retail.

Royalty:	Flat Fee €1.00 to NME per VMD sold

Term:	A period of three (3) years commencing from today

Territory:	Poland

Schedule 3

HD VMD-Printel C&A Pricing Poland

Basic Title

Content up to 120 min
Static Main Manu
Static Scene Selection
Static Set Up Menu
No Bonus
Up to 3 audio streams

Menu Design	$450

Video Capture	$1,650

Encode	$1,200

Authoring	$1,350

QC	$300

TOTAL:	$4,950

Standard Title

Content up to 120 min
Animated Main Menu
Animated Scene Selection
Animated Set Up Menu
Static Set Up & Bonus
Up to 3 audio streams

Menu Design	$1,050

Video Capture	$1,650

Encode	$1,200

Authoring	$1,350

QC	$300

TOTAL:	$5,550

Standard Title

Content up to 120 min
Animated Main Menu
Animated Scene Selections
Animated Set Up Menu
Animated Static Set Up & Bonus
Up to 3 audio streams

Menu Design	$2100

Video Capture	$1,650

Encode	$1,200

Authoring	$1,350

QC	$300

TOTAL:	$6,600

Extras

Audio conforming/Syncing $150-$450
Over 120 minutes of content charged at $22.5 per minute.
QC over three audio tracks $105 per stream.

Price list does not includes VAT